SoundHound AI Secures New Financing to Strengthen Balance Sheet; Pre-Announces Outperformance in 2022 Results
Full year 2022 revenue expected to be at high-end of guidance range

SANTA CLARA, Calif., January 24, 2023 – SoundHound AI, Inc. (Nasdaq: SOUN), a global leader in voice artificial intelligence, today announced further steps to strengthen its balance sheet and fully fund its business plan in anticipation of being GAAP operating cash flow positive by the end of 2023.

On Friday, January 20, the Company closed $25 million in preferred equity financing. The oversubscribed financing includes investments from a diverse set of financial and strategic investors, both from the current shareholder base and new capital providers. The preferred equity is convertible into shares of Class A common stock under certain circumstances, including automatic conversion on or after the one year anniversary of the issuance date if certain price conditions are met. Refer to the Current Report on Form 8-K filed on January 24, 2023 for more information regarding the terms of the preferred equity.

The Company is also in the process of refinancing its current debt with a new minimally dilutive facility that is expected to provide incremental capital and defer current amortization payments.

When combined with recent cost reductions that are expected to result in operating cost savings in excess of $60 million, the announced financing plan provides robust liquidity for the company to achieve its business plan.

Additionally, SoundHound pre-announces strong preliminary 2022 results with revenue of approximately $31 million, at the high-end of its prior guidance, and gross margins in excess of 70%1. The Company expects revenue growth in 2023 to accelerate to approximately 50% year-over-year due to its strong customer base, well over $300 million bookings foundation, and increasing demand for its voice AI-enabled customer service products. Full year 2022 results and 2023 formal guidance will be released with the company’s upcoming earnings announcement.

In the past year, SoundHound has announced a number of key partnerships and integrations, including an agreement with Qualcomm to bring SoundHound voice AI to its Snapdragon platforms, an expanded partnership with Snap, and new deals with VIZIO, Square and Toast. SoundHound also signed a multi-year agreement with Hyundai, and announced an expansion of the Company’s Stellantis relationship in Europe, as well as a series of collaborations in the automotive space, including with LG, HARMAN International, DPCA, and DMI.

SoundHound believes that burgeoning market demand and significant advances in technology are creating the conditions for an explosion in conversational AI, and SoundHound’s next-generation products and services are at the center of this revolution.

About SoundHound
SoundHound (Nasdaq: SOUN), a leading innovator of conversational intelligence, offers an independent voice AI platform that enables businesses across industries to deliver best-in-class conversational experiences to their customers. Built on proprietary Speech-to-Meaning® and Deep Meaning Understanding® technologies, SoundHound’s advanced voice AI platform provides exceptional speed and accuracy and enables humans to interact with products and services like they interact with each other—by speaking naturally. SoundHound is trusted by companies around the globe, including Hyundai, Mercedes-Benz, Pandora, Qualcomm, Netflix, Snap, Square, LG, VIZIO, KIA, and Stellantis. www.soundhound.com
Forward Looking Statements
This press release contains forward-looking statements, which are not historical facts, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements, including, but not limited to, statements regarding our expectations regarding our revenue growth, cost structure and reductions, profitability, cash flow and benefits from our restructuring, including timing of the foregoing, our preliminary unaudited financial results as of and for the fiscal year 2022, our anticipated timeline to achieving operating cash flow breakeven, our expected revenue growth rate, our ability to refinance our existing indebtedness, our financial outlook for 2023, our expectations regarding market demand and technology advancements in our markets, including conversational AI, our category leadership, market acceptance of our products, our bookings backlog and ability to convert into revenue, and our ability to achieve growth and performance objectives, are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of risks and uncertainties impacting SoundHound’s business including, but not limited to, adequacy of our capital resources for our expected financial goals, including revenue growth and operating cash flow breakeven; continued adoption of our current and future products, our ability to shift emphasis from our current licensing business and increase our focus on SoundHound for Restaurants; our inability to predict or measure supply chain disruptions at our customers resulting from the COVID-19 pandemic and other causes; the effects of inflationary conditions, economic uncertainty, recessionary risks and exchange rate fluctuations, the potential future revenue associated with our AI platform products and services; our rate of growth; our ability to reduce costs and improve our operating efficiency while maintaining revenue growth; our ability to predict direct and indirect customer demand for our existing and future products and to secure adequate manufacturing capacity; our ability to hire, retain and motivate employees; the effects of competition, including price competition within our industry segment; technological, regulatory and legal developments that uniquely or disproportionately impact our industry; developments in the economy and financial markets and those other factors described in our risk factors set forth in our filings with the Securities and Exchange Commission from time to time, including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
Legends
The offer and sale of the foregoing securities in the private placement was made in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws. Accordingly, the securities in the private placement may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.
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Contacts:
Scott Smith
408-724-1498
IR@SoundHound.com

Fiona McEvoy
(415) 610-6590
PR@SoundHound.com

1 These preliminary unaudited financial and other results are subject to revision in connection with the Company’s financial closing procedures, including the Company’s audit committee’s reviews, and finalization of the Company’s consolidated financial statements for the year ended December 31, 2022. During the preparation of the Company’s consolidated financial statements and related notes and the completion of the audit for the year ended December 31, 2022, additional adjustments to the preliminary estimated financial information presented above may be identified. Actual results for the periods reported may differ from these preliminary results.